UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
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Invesco Constellation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco Constellation Fund	Invesco American Franchise Fund
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Fund have similar investment objectives, as described below.

Target Fund	Acquiring Fund
Invesco Constellation Fund	Invesco American Franchise Fund
Long-term growth of capital	Long-term capital appreciation
Comparison of Principal Investment Strategies
The following section compares the principal investment strategies of each Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Joint Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”
The investment strategies of the Acquiring Fund and the Constellation Fund are similar. Each Fund invests primarily in equity securities. The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Acquiring Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S. The Constellation Fund does not have an 80% investment policy.
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Invesco Constellation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
The Acquiring Fund focuses on large capitalization companies but may also invest in mid-capitalization companies, while the Constellation Fund may invest in issuers of all market capitalizations. Each Fund may invest a limited amount of its assets in foreign securities, although in different amounts. The Acquiring Fund may invest up to 20% of its total assets in foreign securities, and the Constellation Fund may invest up to 25% of its total assets in foreign securities.
The Acquiring Fund and the Constellation Fund each have similar investment processes that are designed to seek returns in excess of the Fund’s benchmark and that emphasize fundamental research, and to a lesser extent, quantitative analysis. The Acquiring Fund and the Constellation Fund consider selling a particular security when a company hits Invesco Adviser’s price target, a company’s fundamentals deteriorate, or the catalysts for growth are no longer present or reflected in the stock price.
The Acquiring Fund and the Constellation Fund each use the Russell 1000 Growth® Index as a guide in comparing the Fund’s style specific performance.
Comparison of Principal Risks of Investing in the Funds
The table below describes the principal risks that may affect each Fund’s investment portfolio. The principal risks of the Target Fund and the Acquiring Fund are similar. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Principal Risk	Funds Subject to Risk
Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.	Constellation Fund

Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
Both Funds

Growth Investing Risk. Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
Both Funds

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.	Both Funds

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Both Funds

Medium-Sized Companies Risk. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.
American Franchise Fund
For Invesco Internal Use Only
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Invesco Constellation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Portfolio Management

Invesco Constellation Fund	Invesco American Franchise Fund
Erik Voss (Lead)	Erik Voss (Lead)
Ido Cohen	Ido Cohen
Historical Performance
The performance history of each Fund for certain periods as of November 30, 2012 is shown below.

Average Annual Total Returns*	1 Year	5 Years	Since Inception**
Invesco American Franchise Fund (Acquiring Fund) — Class A (inception date: 6/23/2005) (1)
Return Before Taxes	4.75%	2.04%	4.23%
Return After Taxes on Distributions	4.59%	1.68%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	1.68%	3.61%
Constellation Fund (Target Fund) — Class A (inception date: 4/30/1976 )
Return Before Taxes	3.25%	-5.27%	2.37%
Return After Taxes on Distributions	3.25%	-5.28%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares	2.11%	-4.4%	2.04%

*	The above total return figures reflect the maximum front-end sales charge (load) of 5.50% applicable to Class A shares.

**	Since inception is provided if less than 10 years.

1.	The returns shown for periods prior to June 1, 2010 are those of the Class A shares of a predecessor fund that was advised by Van Kampen Asset Management and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Assets
As of December 31, 2012, Invesco Constellation Fund had net assets of approximately $2,392,641,119 compared to net assets of Invesco American Franchise Fund of approximately $5,481,625,126.
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Invesco Constellation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Expenses
The tables below provide a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown. Neither Reorganization is contingent upon shareholder approval of the other Reorganization.
Expense Table

	Current					Combined Pro Forma
				Acquiring
	Target Funds			Fund
		Leisure		American		Target Funds + Aquiring Funds
	Leisure	Fund	Constellation	Franchise		(assumes both Reorganizations
Shareholder Fees	Fund	Investor	Fund	Fund		are completed)
(Fees paid directly from your investment)	Class A	Class(1)	Class A	Class A		Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	5.50%		5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.64%	0.61%		0.59%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%		0.25%
Other Expenses	0.34%	0.34%	0.40%	0.32%		0.34%
Total Annual Fund Operating Expenses	1.34%	1.34%	1.29%	1.18	%(2)	1.18%+

*	Expense ratios reflect annual fund operating expenses for the fiscal year (disclosed in the Funds’ current prospectuses) of the Leisure Fund (April 30, 2012), the Constellation Fund (October 31, 2012) and the Acquiring Fund (August 31, 2012). Pro forma numbers are estimated as if the Reorganizations had been completed as of September 1, 2011 and do not include the estimated costs of the Reorganizations. The estimated Reorganization costs that the Leisure Fund will bear are $170,000 and the Constellation Fund are $1,570,000. Invesco Advisers estimates that shareholders will recoup these costs through reduced direct expenses in 4 months or less for the Leisure Fund and 7 months or less for the Constellation Fund. The total costs of the Reorganizations to be paid by the Acquiring Fund is estimated to be $30,000 for each Reorganization. Invesco Advisers will bear the Reorganization costs of the Acquiring Fund. For more information on the costs of the Reorganizations to be borne by the Funds, see “THE PROPOSED REORGANIZATIONS — Costs of the Reorganizations” below.

+	If the Reorganization with the Constellation Fund is the only Reorganization to close, the Combined Pro Forma Total Annual Fund Operating Expenses would increase for each share class by one basis point as compared to the amount shown in the table.

(1)	Investor Class shareholders of the Leisure Fund will be issued Class A shares of the Acquiring Fund as part of its Reorganization. Investor Class shareholders who receive Class A shares of the Acquiring Fund will be eligible to purchase additional Class A shares without paying an initial sales charge so long as the shares are held in the same account at the same financial intermediary as at the time of Closing.

(2)	Invesco Advisers, Inc. has contractually agreed through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B (after 12b-1 fee limit), Class C, Class R and Class Y shares to 1.05%, 1.22%, 1.80%, 1.30% and 0.80%, respectively, of average daily net assets. The expense limit will terminate on June 30, 2013.
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Invesco Constellation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Federal Income Tax Considerations
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If shareholders redeem their shares, they will incur any applicable deferred sales charge and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The sales charges, sales charge exemptions, distribution and servicing arrangements, purchase and redemption procedures and exchange policies for each class of the Target Fund are generally similar to those of the corresponding class of the Acquiring Fund.
For Fund-specific questions related to this reorganization, please contact the Product Manager, Greg Holland, at (713) 214-2101.
For Invesco Internal Use Only
To be used for telephone discussion. Not to be faxed, mailed or sent electronically to any audience. 5

Invesco Dynamics Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco Dynamics Fund	Invesco Mid Cap Growth Fund
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends

•	Benefits of combining similar funds to create a larger fund with a more diversified shareholder base and greater viability
Comparison of Investment Objectives
The Acquiring Fund and the Target Fund have similar investment objectives, as described below.

Target Fund	Acquiring Fund
Invesco Dynamics Fund	Invesco Mid Cap Growth Fund
Long-term growth of capital	To seek capital growth
Comparison of Principal Investment Strategies
The following section compares the principal investment strategies of each Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Joint Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”
Investment Strategies. The investment strategies of the Target Fund and the Acquiring Fund are similar, in that each Fund invests primarily in equity securities of mid-capitalization issuers. Under normal market conditions, the Acquiring Fund’s Adviser, seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of mid-capitalization growth companies. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of mid-capitalization companies at the time of investment. In complying with its 80% policy, the Acquiring Fund may include synthetic securities that have economic characteristics similar to the Acquiring Fund’s direct investments that are counted toward the 80% investment requirement. The Target Fund also focuses on mid-capitalization issuers by investing in securities of companies with a market capitalization within the range of companies represented in the Russell Midcap® Growth Index. The Acquiring Fund defines mid-capitalization companies by reference to
For Invesco Internal Use Only
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Invesco Dynamics Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
those companies with a market capitalization within the range of companies represented in the Russell Midcap® Index. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe whereas the Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. Both Funds emphasizes a growth style of investing.
Each Fund may invest up to 25% of its total assets in foreign securities. Additionally, the Acquiring Fund also may have exposure to real estate investment trusts (“REITs”) as it may invest up to 10% of its total assets in REITs. Each Fund may engage in active and frequent trading in attempting to meet its investment objective.
The Funds have the same portfolio management team and utilize the same investment process. For each Fund, the Adviser uses a bottom-up stock selection process designed to seek returns in excess of the benchmark as well as a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the Adviser uses a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The Adviser then closely examines company fundamentals, including detailed modeling of all of a company’s financial statements and discussions with company management teams, suppliers, distributors, competitors, and customers. The Adviser uses a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with solid management teams, sound business models, strong financial health, attractive growth outlooks, and compelling valuations levels. The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate, or the catalysts for growth are no longer present or reflected in the stock price.
Comparison of Principal Risks of Investing in the Funds
The table below describes the principal risks that may affect each Fund’s investment portfolio. The principal risks of the Target Fund and the Acquiring Fund are similar. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Principal Risk	Funds Subject to Risk
Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.
Both Funds

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
Both Funds

Growth Investing Risk. Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
Both Funds
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Invesco Dynamics Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY

Principal Risk	Funds Subject to Risk
Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.	Both Funds

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Both Funds

Small- and Mid-Capitalization Risks. Securities of small and mid-capitalization companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources than companies with a larger capitalization. These securities may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Both Funds
Portfolio Management

Invesco Dynamics Fund	Invesco Mid Cap Growth Fund
James Leach (Lead)	James Leach (Lead)
Historical Performance
The performance history of each Fund for certain periods as of November 30, 2012 is shown below.

Average Annual Total Returns*	1 Year	5 Years	10 Years
Invesco Mid Cap Growth Fund (Acquiring Fund) — Class A (inception date: 12/27/1995) (1)
Return Before Taxes	1.67%	-0.48%	8.52%
Return After Taxes on Distributions	0.05%	-1.18%	8.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	-0.60%	7.43%
Invesco Dynamics Fund (Target Fund) — Class A (inception date: 3/28/2002)
Return Before Taxes	2.63%	-1.38%	6.81%
Return After Taxes on Distributions	1.72%	-1.55%	6.72%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	-1.26%	5.95%

*	The above total return figures reflect the maximum front-end sales charge (load) of 5.50% applicable to Class A shares.

1.	The returns shown for periods prior to June 1, 2010 are those of the Class A shares of a predecessor fund that was advised by Van Kampen Asset Management and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
For Invesco Internal Use Only
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Invesco Dynamics Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Fund Assets
As of December 31, 2012, Invesco Dynamics Fund had net assets of approximately $774,809,282 compared to net assets of Invesco Mid Cap Growth Fund of approximately $1,797,241,160.
Expenses
The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.
Expense Table

	Current			Pro Forma
			Acquiring	Dynamics Fund +
	Target Funds		Fund	Mid Cap Growth
		Dynamics	Invesco Mid	Fund (assumes
	Dynamics	Fund	Cap Growth	Reorganization is
Shareholder Fees	Fund	Investor	Fund	completed)
(Fees paid directly from your investment)	Class A	Class (1)	Class A	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.64%	0.61%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.34%	0.34%	0.40%	0.32%
Total Annual Fund Operating Expenses	1.34%	1.34%	1.29%	1.18	%(2)

*	Expense ratios reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectuses) of the Target Fund (February 29, 2012) and the Acquiring Fund (April 30, 2012). Pro forma numbers are estimated as if the Reorganization had been completed as of May 1, 2011 and do not include the estimated costs of the Reorganization. The Target Fund will not bear any Reorganization costs. The Acquiring Fund will bear $30,000 in Reorganization costs. Invesco Advisers estimates that shareholders will recoup these costs through reduced direct expenses in less than 1 month. For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

(1)	Investor Class shareholders of the Target Fund will be issued Class A shares of the Acquiring Fund as part of the Reorganization. Investor Class shareholders who receive Class A shares of the Acquiring Fund will be eligible to purchase additional Class A shares without paying an initial sales charge so long as the shares are held in the same account at the same financial intermediary as at the time of Closing.

(2)	Effective upon the closing of the Reorganization, the Adviser has contractually agreed, through at least two years from the closing of the Reorganization, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) according to the table shown below (as a percent of average daily net assets).

Class A	Class B	Class C	Class Y	Class R	Class R5	Class R6
1.15%	1.90%	1.90%	0.90%	1.40%	0.90%	0.90%
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Invesco Dynamics Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco Advisers agrees to amend or continue the fee waiver agreement, it will terminate no earlier than two years from the closing of the Reorganization
Federal Income Tax Considerations
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If shareholders redeem their shares, they will incur any applicable deferred sales charge and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The sales charges, sales charge exemptions, distribution and servicing arrangements, purchase and redemption procedures and exchange policies for each class of the Target Fund are generally similar to those of the corresponding class of the Acquiring Fund.
For Fund-specific questions related to this reorganization, please contact the Product Manager, Greg Holland, at (713) 214-2101.
For Invesco Internal Use Only
To be used for telephone discussion. Not to be faxed, mailed or sent electronically to any audience.

Invesco High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco High Yield Securities Fund	Invesco High Yield Fund
What are the reasons for the proposed Reorganization?
Invesco Ltd. (“Invesco”) is continually reviewing its product line to sharpen its offerings to investors. The Reorganization proposed in this Proxy Statement/Prospectus is a result of this review and is part of a larger group of reorganizations across Invesco’s mutual fund platform. The reorganizations are designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds.
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco High Yield Securities Fund	Invesco High Yield Fund
To earn high level of current income. A secondary objective is capital appreciation but only to the extent consistent with the primary objective.	To provide total return, comprised of current income and capital appreciation.

Invesco High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Comparison of Principal Investment Strategies
The investment strategies of the Acquiring Fund and the Target Fund are similar. Each Fund invests at least 80% of its assets in fixed income securities considered below investment grade quality The Acquiring Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Rating Services, Moody’s Investors Services, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. The Target Fund considers debt securities to be below investment grade quality if they are rated below Baa by Moody’s Investors Services, Inc., or below BBB by Standard & Poor’s Rating Services, or non-rated securities considered by the Adviser to be appropriate investments for the Target Fund. Each Fund will principally invest in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers.
In complying with the 80% investment requirement, each Fund may invest in derivatives that have economic characteristics similar to each Fund’s direct investments that are counted toward the 80% investment requirement. These derivative instruments may include forward currency contracts, to mitigate the risk of foreign currency exposure, and credit default swaps and credit default swap indexes, to gain or reduce exposure to an asset class or a particular issuer.
The Target Fund may invest up to 30% of its total assets in foreign securities. The Acquiring Fund may invest up to 25% of its total assets in foreign securities.
In selecting securities, the portfolio managers of each Fund focus on junk bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. Before purchasing securities, the portfolio managers of each Fund conduct a bottom-up fundamental analysis of an issuer that involves an evaluation by a team of credit analysts of an issuer’s financial condition. The fundamental analysis is supplemented by (i) an ongoing review of the securities’ relative value compared with other junk bonds, and (ii) a top-down analysis of sector and macro-economic trends.
The portfolio managers of each Fund attempt to control each Fund’s risk by (i) limiting the Fund’s portfolio asserts that are invested in any one security, and (ii) diversifying the Fund’s portfolio holdings across different industries. The portfolio managers will consider selling a security if (1) there appears to be a deterioration in a security’s risk profile, or (2) they determine that other securities offer better value.
Portfolio Management (No change)

Target Funds	Acquiring Fund
Invesco High Yield Securities Fund	Invesco High Yield Fund
Darren Hughes	Darren Hughes
Scott Roberts	Scott Roberts

Invesco High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Historical Performance
The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of November 30, 2012.
Average Annual Total Returns*

Target Funds	1 Year	5 Years	10 Years
Invesco High Yield Fund (Acquiring Fund) – Class A (inception date: July 11, 1978)
Return Before Taxes	13.22%	8.13%	9.52%
Return After Taxes on Distributions	10.85%	5.10%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares	8.50%	5.05%	9.52%
Invesco High Yield Securities Fund (Target Fund) – Class A (inception date: September 26, 1979) [1]
Return Before Taxes	14.56%	7.55%	8.86%
Return After Taxes on Distributions	12.15%	4.76%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	9.35%	4.71%	5.94%

*	The above total return figures reflect the maximum front-end sales charge (load) of 4.25% applicable to Class A shares.

1.	The returns shown for periods prior to June 1, 2010 are those of the Class A shares of a predecessor fund that was advised by Morgan Stanley Investment Advisors Inc. and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
Fund Assets
As of August 31, 2012, Invesco High Yield Securities Fund had net assets of approximately $116,475,944, compared to net assets of Invesco High Yield Fund of approximately $1,514,385,487.

Invesco High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Expenses
The table below provides a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.

Expense Table*
			Combined Pro
			Forma
Current			Target Fund +
	Target Funds		Acquiring Fund
	Invesco High	Acquiring Fund	(assumes
	Yield Securities	Invesco High	Reorganization
	Fund	Yield Fund	is completed)
	Class A	Class A	Class A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%	0.53%	0.52%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.01%[1]	0.23%	0.26%
Total Annual Fund Operating Expenses	1.68%	1.01%[2]	1.03%

*	Expense ratios reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectuses) of the Funds (February 29, 2012). Pro forma numbers are estimated as if the Reorganization had been completed as of March 1, 2011 and do not include the estimated costs of the Reorganization. The estimated Reorganization costs that the Target Fund will bear are $100,000. Invesco Advisers estimates that shareholders will recoup these costs through reduced direct expenses in 6 months. For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

1.	“Other Expenses” have been restated to reflect current fees, including litigation expenses.

2.	The Acquiring Fund is current subject to a contractual fee waiver through which Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in the Acquiring Fund’s SAI) of Class A, Class B, Class C, and Class Y to 0.89%, 1.64%, 0.64%, and 0.89% respectively, of average daily net assets. This fee waiver agreement will terminate on June 30, 2013.
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If they redeem their shares, they will incur any applicable deferred sales charge, and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.

Invesco High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The purchase and redemption procedures employed by the Target Fund and the Acquiring Fund are the same.
When is the Reorganization expected to occur?
If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around July 15, 2013.
Comparison of Principal Risks of Investing in the Funds
The table below describes the principal risks that may affect each Fund’s investment portfolio. The principal risks of the Target Fund and the Acquiring Fund are similar.

Principal Risk	Funds Subject to Risk
Foreign Securities Risk.	Acquiring Fund &
Developing/Emerging Markets Securities Risk.	Target Fund

Management Risk.

Market Risk.

Derivatives Risk.

Credit Risk.

Debt Securities Risk.

High Yield Bond (Junk Bond) Risk.

Interest Rate Risk.

Public Bank Loans.	Target Fund

Convertible Securities Risk.

Defaulted Securities Risk.

Liquidity Risk.

Reinvestment Risk.	Acquiring Fund

Synthetic Securities Risk.
For fund specific questions related to this reorganization, please contact the Product Managers, Jessica Huang at (212) 652-4256 or Adam Schrier at (212) 278-9728.

Invesco Leaders Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco Leaders Fund	Invesco Growth Allocation Fund
Comparison of Investment Objectives and Principal Risks
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco Leaders Fund	Invesco Growth Allocation Fund
Capital appreciation. The Fund’s secondary investment objective is income.	Long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Management risk, market risk, fund of funds risk, call risk, convertible securities risk, counterparty risk, credit risk, currency risk, debt securities risk, derivatives risk, developing markets securities risk, foreign securities risk, income risk, geographic concentration risk, investing in European Union risk, growth investing risk, interest rate risk, preferred securities risk, reinvestment risk, REIT risk, Small and Mid-Cap risk, value investing risk
Management risk, market risk, fund of funds risk, call risk, convertible securities risk, counterparty risk, credit risk, currency risk, debt securities risk, derivatives risk, developing markets securities risk, foreign securities risk, income risk, geographic concentration risk, investing in European Union risk, growth investing risk, interest rate risk, preferred securities risk, reinvestment risk, REIT risk, Small and Mid-Cap risk, value investing risk, active trading risk, commodity-linked notes risk, concentration risk, exchange-traded notes risk, financial institutions risk, high yield bond risk, large investor risk, leverage risk, liquidity risk, mortgage and asset backed securities risk, non-correlation risk, non- diversification risk, subsidiary risk, synthetic securities risk, tax risk, U.S. Government obligations risk
Comparison of Principal Investment Strategies
The principal investment strategies for the Target Fund and the Acquiring Fund are similar.
Both Funds are a “fund of funds” and invest their assets in other underlying mutual funds advised by Invesco Advisers, and the Acquiring Fund also invests in exchange-traded funds (“ETFs”) advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”) or other unaffiliated funds (together, the “underlying funds”). Invesco Advisers and PowerShares Capital are affiliates of each other, as they both are indirect wholly owned subsidiaries of Invesco.
To achieve its investment objective, the Target Fund invests on a fixed percentage allocation basis approximately a third of its assets in three specific Invesco mutual funds. The underlying funds of the Target Fund invest primarily in U.S. and foreign equity securities and fixed income securities and can use certain derivatives, such as options, futures and forward foreign currency contracts, in managing the portfolios. The Acquiring Fund’s target allocation to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (“equity funds”), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (“fixed-income funds”), and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities (together, “alternative investments”).

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Invesco Leaders Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Approximately 25%-30% of the Acquiring Fund’s assets will be allocated to underlying funds that invest primarily in foreign securities, and approximately 5%-7% of the Acquiring Fund’s assets that are invested in alternative classes will be allocated to underlying funds that invest primarily in commodities. The Target Fund generally does not invest in commodities or other alternative investments.
Unlike the Target Fund, up to 20% of the Acquiring Fund’s assets may be invested in affiliated or unaffiliated ETFs. An ETF is a security that tracks an index, a commodity or a basket of assets, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.
In addition, the Acquiring Fund, which invests in multiple underlying funds, has adopted a fundamental investment restriction to operate as a diversified fund. The Target Fund, which invests in only three underlying funds, is a non-diversified fund and has not adopted a fundamental investment restriction relating to diversification.
Certain underlying funds of the Acquiring Fund may also invest in synthetic securities that have economic characteristics similar to such underlying fund’s direct investments. In attempting to meet their investment objectives, certain underlying funds of the Acquiring Fund engage in active and frequent trading of portfolio securities.
Portfolio Management

Target Funds	Acquiring Fund
Invesco Leaders Fund	Invesco Growth Allocation Fund
Global Asset Allocation	Global Asset Allocation
Historical Performance
The performance history of each Fund for certain periods as of November 30, 2012 is shown below. The returns below may not be indicative of a Fund’s future performance. The table below compares the performance history of the Acquiring Fund’s oldest share class, Class A, to the performance history of the comparable class of the Target Fund. Since inception performance is only provided for share classes with less than 10 years of performance history.

Average Annual Total Returns*
			Since
Target Funds	1 Year	5 Years	Inception
Growth Allocation Fund (Acquiring Fund) — Class A (inception date: 4/30/2004)
Return Before Taxes	6.38%	-1.61%	5.82%
Return After Taxes on Distributions	6.21	-2.23	3.94
Return After Taxes on Distributions and Sale of Fund Shares	4.20	-1.55	3.71
Leaders Fund (Target Fund) — Class A (inception date: 2/27/2006 )(1)
Return Before Taxes	7.38%	-1.86%	1.44%
Return After Taxes on Distributions	6.94	-2.35	1.44
Return After Taxes on Distributions and Sale of Fund Shares	4.87	-1.71	1.11

*	The above total return figures reflect the maximum front-end sales charge (load) of 5.50% applicable to Class A shares.

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Invesco Leaders Fund
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1.	The returns shown for periods prior to June 1, 2010, are those of the Class A shares of a predecessor fund that was advised by Van Kampen Asset Management and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010, are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Expenses
The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.

Expense Table*
			Combined Pro
Current			Forma
			Target Fund +
			Acquiring Fund
		Acquiring Fund	(assumes
	Target Funds	Growth	Reorganization is
	Leaders	Allcoation	completed)
	Class A	Class A	Class A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	0.25	0.25	0.25
Other Expenses	0.43	0.33	0.34
Acquired Fund Fees and Expenses	0.58	0.78	0.78
Total Annual Fund Operating Expenses	1.26	1.36	1.37

*	Expense ratios reflect annual fund operating expenses for the fiscal year disclosed in the Funds’ current prospectuses of the Target Fund (December 31, 2011) and the Acquiring Fund (December 31, 2011). Pro forma numbers are estimated as if the Reorganization had been completed as of January 1, 2011 and do not include the estimated costs of the Reorganization.
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.
A large portion of the Target Fund’s portfolio assets will be sold in connection with the Reorganization as distinct from normal portfolio turnover. Such repositioning of the Target Fund’s portfolio assets will

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Invesco Leaders Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
occur immediately before the Closing of the Reorganization. This may result in the realization of capital gains, reduced by any available capital loss carryovers, that would be distributed to shareholders.
Shareholders not wishing to participate in the reorganization
If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
For fund specific questions related to this reorganization, please contact the Product Managers, Elizabeth Jones or George Avery, at (404) 439-3423.

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Invesco Leisure Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco Leisure Fund	Invesco American Franchise Fund
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Fund have similar investment objectives, as described below.

Target Fund	Acquiring Fund
Invesco Leisure Fund	Invesco American Franchise Fund
Long-term growth of capital	Long-term capital appreciation
Comparison of Principal Investment Strategies
The following section compares the principal investment strategies of each Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Joint Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”
Each Fund invests primarily in equity securities; however, the Leisure Fund has adopted a fundamental investment restriction to concentrate its investments in the securities of issuers engaged primarily in leisure-related industries. The Acquiring Fund does not concentrate its investments in the securities of issuers primarily engaged in the same industry.
The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Acquiring Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a
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Invesco Leisure Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
principal office in the U.S. At the Acquiring Fund’s last fiscal year end, the Fund had over 80% of its assets invested in the following market sectors: information technology, consumer discretionary, health care, industrials and energy.
The Leisure Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in the design, production and distribution of products and services related to leisure activities of individuals (leisure sector). The Leisure Fund considers an issuer to be doing business in the leisure sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from products or services related to leisure activities of individuals; (2) at least 50% of its total assets are devoted to producing revenues through products or services related to leisure activities of individuals; or (3) based on other available information, the portfolio managers determine that its primary business is in products or services related to leisure activities of individuals. Issuers in the leisure sector generally include companies operating in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/television, cable and satellite, motion picture, recreation services and entertainment, retail and toy.
In complying with its 80% investment requirement, the Leisure Fund may include synthetic securities that have economic characteristics similar to the Leisure Fund’s direct investments that are counted toward the 80% investment requirement.
The Acquiring Fund focuses on large capitalization companies but may also invest in mid-capitalization companies, while the Leisure Fund may invest in issuers of all market capitalizations. Each Fund may invest a limited amount of its assets in foreign securities, although in different amounts. The Acquiring Fund may invest up to 20% of its total assets in foreign securities, and the Leisure Fund may invest up to 25% of its total assets in foreign securities.
In addition, the Leisure Fund may invest in initial public offerings (IPOs) of securities. The Acquiring Fund does not include investments in IPOs as part of its principal investment strategies. The Acquiring Fund utilizes a bottom-up stock selection process that emphasizes fundamental research, and to a lesser extent, includes quantitative analysis. The Leisure Fund uses a more top-down investment approach that takes into consideration macroeconomic and industry trends. Both Funds use quantitative screens to identify attractive security candidates, which are further refined by fundamental analysis.
The Acquiring Fund considers selling a particular security when a company hits Invesco Adviser’s price target, a company’s fundamentals deteriorate, or the catalysts for growth are no longer present or reflected in the stock price. The Leisure Fund considers selling a security when a more attractive investment opportunity is identified, the valuation reaches the portfolio managers’ target price, a change in fundamentals occur, or a security’s technical profile indicates negative underlying information which is further determined to have violated a fundamental investment thesis.
The Leisure Fund and the Acquiring Fund use different indexes as guides in comparing style specific performance. The Acquiring Fund compares its performance to the Russell 1000 Growth® Index and the Leisure Fund to the S&P 500® Consumer Discretionary Index.
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Invesco Leisure Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Comparison of Principal Risks of Investing in the Funds
The table below describes the principal risks that may affect each Fund’s investment portfolio. The principal risks of the Target Fund and the Acquiring Fund are similar. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Principal Risk	Funds Subject to Risk
Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
Both Funds

Growth Investing Risk. Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
Both Funds

Initial Public Offerings Risk. The prices of initial public offering securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in initial public offerings may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable initial public offering investment opportunities.
Leisure Fund

Leisure Industry Risk. The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.
Leisure Fund

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.	Both Funds

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Both Funds

Medium-Sized Companies Risk. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.
Both Funds
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Invesco Leisure Fund
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Principal Risk	Funds Subject to Risk
Sector Fund Risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy. This means that the Fund’s investment concentration in the sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may be more volatile than other mutual funds, and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.
Leisure Fund

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
Leisure Fund
Portfolio Management

Invesco Leisure Fund	Invesco American Franchise Fund
Ido Cohen (Lead)	Erik Voss (Lead)
Juan Hartsfield	Ido Cohen
Historical Performance
The performance history of each Fund for certain periods as of September 30, 2012 is shown below.

Average Annual Total Returns*	1 Year	5 Years	Since Inception**
Invesco American Franchise Fund (Acquiring Fund) — Class A (inception date: 6/23/2005) (1)
Return Before Taxes	4.75%	2.04%	4.23%
Return After Taxes on Distributions	4.59%	1.68%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	1.68%	3.61%
Leisure Fund (Target Fund) — Class A (inception date: 3/28/2002)
Return Before Taxes	17.97%	0.06%	5.97%
Return After Taxes on Distributions	17.40%	-0.67%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	12.22%	-0.15%	5.07%

*	The above total return figures reflect the maximum front-end sales charge (load) of 5.50% applicable to Class A shares.

**	Since inception is provided if less than 10 years.

[1]	The returns shown for periods prior to June 1, 2010 are those of the Class A shares of a predecessor fund that was advised by Van Kampen Asset Management and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
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Invesco Leisure Fund
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Fund Assets
As of December 31, 2012, Invesco Leisure Fund had net assets of approximately $357,395,166, compared to net assets of Invesco American Franchise Fund of approximately $5,481,625,126.
Expenses
The tables below provide a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown. Neither Reorganization is contingent upon shareholder approval of the other Reorganization.
Expense Table

						Combined Pro
	Current					Forma
				Acquiring		Target Funds +
	Target Funds			Fund		Aquiring Funds
		Leisure		American		(assumes both
	Leisure	Fund	Constellation	Franchise		Reorganizations
Shareholder Fees	Fund	Investor	Fund	Fund		are completed)
(Fees paid directly from your investment)	Class A	Class (1)	Class A	Class A		Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	5.50%		5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.64%	0.61%		0.59%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%		0.25%
Other Expenses	0.34%	0.34%	0.40%	0.32%		0.34%
Total Annual Fund Operating Expenses	1.34%	1.34%	1.29%	1.18	%(2)	1.18%+

*	Expense ratios reflect annual fund operating expenses for the fiscal year (disclosed in the Funds’ current prospectuses) of the Leisure Fund (April 30, 2012), the Constellation Fund (October 31, 2012) and the Acquiring Fund (August 31, 2012). Pro forma numbers are estimated as if the Reorganizations had been completed as of September 1, 2011 and do not include the estimated costs of the Reorganizations. The estimated Reorganization costs that the Leisure Fund will bear are $170,000 and the Constellation Fund are $1,570,000. Invesco Advisers estimates that shareholders will recoup these costs through reduced direct expenses in 4 months or less for the Leisure Fund and 7 months or less for the Constellation Fund. The total costs of the Reorganizations to be paid by the Acquiring Fund is estimated to be $30,000 for each Reorganization. Invesco Advisers will bear the Reorganization costs of the Acquiring Fund. For more information on the costs of the Reorganizations to be borne by the Funds, see “THE PROPOSED REORGANIZATIONS — Costs of the Reorganizations” below.
For Invesco Internal Use Only
To be used for telephone discussion. Not to be faxed, mailed or sent electronically to any audience. 5

Invesco Leisure Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY

+	If the Reorganization with the Constellation Fund is the only Reorganization to close, the Combined Pro Forma Total Annual Fund Operating Expenses would increase for each share class by one basis point as compared to the amount shown in the table.

(1)	Investor Class shareholders of the Leisure Fund will be issued Class A shares of the Acquiring Fund as part of its Reorganization. Investor Class shareholders who receive Class A shares of the Acquiring Fund will be eligible to purchase additional Class A shares without paying an initial sales charge so long as the shares are held in the same account at the same financial intermediary as at the time of Closing.

(2)	Invesco Advisers, Inc. has contractually agreed through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B (after 12b-1 fee limit), Class C, Class R and Class Y shares to 1.05%, 1.22%, 1.80%, 1.30% and 0.80%, respectively, of average daily net assets. The expense limit will terminate on June 30, 2013.
Federal Income Tax Considerations
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If shareholders redeem their shares, they will incur any applicable deferred sales charge and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The sales charges, sales charge exemptions, distribution and servicing arrangements, purchase and redemption procedures and exchange policies for each class of the Target Fund are generally similar to those of the corresponding class of the Acquiring Fund.
For Fund-specific questions related to this reorganization, please contact the Product Manager, Tiffany Sigler, at (713) 214-1075.
For Invesco Internal Use Only
To be used for telephone discussion. Not to be faxed, mailed or sent electronically to any audience. 6

Invesco Municipal Bond Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 28, 2013.

Target Fund	Acquiring Fund
Invesco Municipal Bond Fund	Invesco Municipal Income Fund
What are the reasons for the proposed Reorganization?
Invesco Ltd. (“Invesco”) is continually reviewing its product line to sharpen its offerings to investors. The Reorganization proposed in this Proxy Statement/Prospectus is a result of this review and is part of a larger group of reorganizations across Invesco’s mutual fund platform. The reorganizations are designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds.
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
The Board also considered the benefits to the Target Fund of:
•	Combining with a similar fund to create a larger fund with a more diversified shareholder base and greater viability

•	The expected tax free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes
Comparison of Investment Objectives
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco Municipal Bond Fund	Invesco Municipal Income Fund
The fund seeks federal tax-exempt current income. The fund’s distributions are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.
The fund seeks a high level of current income exempt from federal income tax, consistent with preservation of capital.

Invesco Municipal Bond Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Comparison of Principal Investment Strategies
     The principal investment strategies of the Acquiring Fund are similar to the principal investment strategies of the Target Fund. Both Funds seek current income exempt from federal income tax and both invest primarily in investment grade debt securities with similar durations.
     The Acquiring Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment.
     Similarly, the Target Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in municipal debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. The Acquiring Fund, however, may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.
     To comply with the 80% investment requirements described above, both the Acquiring Fund and Target Fund may include synthetic securities that have economic characteristics similar to the Funds’ direct investments that are counted toward the 80% investment requirement.
     Both the Acquiring Fund and the Target Fund will seek to achieve its respective investment objective by investing, under normal conditions, at least 80% of the Fund’s total assets in investment grade municipal securities. The Acquiring Fund may also invest in zero coupon securities and pay-in-kind securities.
     The Acquiring Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Acquiring Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. The Acquiring Fund may, but does not presently intend to, invest more than 25% of the value of its total assets in issuers located in the same state. The Target Fund does not include investment limitations comparable to the foregoing limitations in its principal investment strategies.
Comparison of Principal Risks of Investing in the Funds
     The table below describes the principal risks that may affect each Fund’s investment portfolio. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Principal Risk	Funds Subject to Risk
Alternative Minimum Tax Risk.	Acquiring Fund

Call Risk.	Acquiring Fund Target Fund

Credit Risk.	Acquiring Fund Target Fund

High Yield Bond (Junk Bond) Risk.	Acquiring Fund

Income Risk.	Acquiring Fund Target Fund

Interest Rate Risk.	Acquiring Fund Target Fund

Invesco Municipal Bond Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY

Principal Risk	Funds Subject to Risk
Liquidity Risk.	Acquiring Fund Target Fund

Management Risk.	Acquiring Fund Target Fund

Market Risk.	Acquiring Fund Target Fund

Medium and Lower-Grade Municipal Securities Risk.	Acquiring Fund

Municipal Issuer Focus Risk.	Acquiring Fund Target Fund

Municipal Securities Risk.	Acquiring Fund Target Fund

Reinvestment Risk.	Acquiring Fund Target Fund

Synthetic Securites Risk.	Acquiring Fund Target Fund

Zero Coupon or Pay-In-Kind Securities Risk.	Acquiring Fund
Historical Performance
The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of November 30, 2012. Since inception performance is only provided for share classes with less than 10 years of performance history.

Average Annual Total Returns*
Target Funds	1 Year	5 Years	10 Years
Invesco Municipal Income Fund (Acquiring Fund) – Class A (inception date: 08/01/1990)[1]
Return Before Taxes	8.09%	4.35%	4.19%
Return After Taxes on Distributions	8.09%	4.34%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	4.39%	4.23%
Invesco Municipal Bond Fund (Target Fund) – Class A (inception date: 03/28/1977)
Return Before Taxes	7.58%	5.21%	4.80%
Return After Taxes on Distributions	7.58%	5.21%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	5.06%	4.72%

*	The above total return figures reflect the maximum front-end sales charge (load) of 4.25% applicable to Class A shares.

[1]	The returns shown for periods prior to June 1, 2010 are those of the Class A shares of a predecessor fund that was advised by Van Kampen Asset Management and was reorganized into the Acquiring Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Acquiring Fund. The returns of the Acquiring Fund are different from the predecessor fund as they had different expenses and sales charges.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Invesco Municipal Bond Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Fund Assets
As of August 31, 2012, Invesco Municipal Bond Fund had net assets of approximately $581,152,075, compared to net assets of Invesco Municipal Income Fund of approximately $2,083,793,419.
Portfolio Management (No change)

Target Funds	Acquiring Fund
Invesco Municipal Bond Fund	Invesco Municipal Income Fund
Thomas Byron	Thomas Byron
Robert Stryker	Robert Stryker
Robert Wimmel	Robert Wimmel
Expenses
The table below provides a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.

Expense Table*
			Combined Pro
Current			Forma
			Target Fund +
	Target Funds	Acquiring Fund	Acquiring Fund
	Invesco	Invesco	(assumes
	Municipal Bond	Municipal	Reorganization
	Fund	Income Fund	is completed)
	Class A	Class A	Class A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%	0.47%	0.46%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Total Other Expenses	0.16%	0.18%	0.18%
Interest Expenses	N/A	0.11%	0.11%
Other Expenses	N/A	0.07%	0.07%
Total Annual Fund Operating Expenses	0.85%	0.90%	0.89%

*	Expense ratios reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectus) of the Target Fund (February 29, 2012) and the Acquiring Fund (February 29, 2012). Pro forma numbers are estimated as if the Reorganization had been completed as of March 1, 2011 and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs. For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

†	As of December 31, 2012, Investor Class shares of the Acquiring Fund did not exist. Investor Class shares of the Acquiring Fund will be issued in connection with the Reorganization. “Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Invesco Municipal Bond Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If they redeem their shares, they will incur any applicable deferred sales charge, and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The purchase procedures employed by the Target Fund and the Acquiring Fund are the same. Each Fund offers shares through its distributor on a continuous basis.
When is the Reorganization expected to occur?
If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around July 15, 2013.
For fund specific questions related to this reorganization, please contact the Senior Product Manager, Michelle Jeong at (212) 652-4260.

Invesco V.I. High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 6, 2012, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated February 25, 2013.

Target Fund	Acquiring Fund
Invesco V.I. High Yield Securities Fund	Invesco V.I. High Yield Fund
What are the reasons for the proposed Reorganization?
Invesco Ltd. (“Invesco”) is continually reviewing its product line to sharpen its offerings to investors. The Reorganization proposed in this Proxy Statement/Prospectus is a result of this review and is part of a larger group of reorganizations across Invesco’s mutual fund platform. The reorganizations are designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds.
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco V.I. High Yield Securities Fund
To provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities and preferred stocks. A secondary objective is capital appreciation but only to the extent consistent with the primary objective.
Invesco V.I. High Yield Fund To provide total return, comprised of current income and capital appreciation.

Invesco V.I. High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Comparison of Principal Investment Strategies
The investment strategies of the Acquiring Fund and the Target Fund are similar. Each Fund invests at least 80% of its assets in fixed income securities considered below investment grade quality The Acquiring Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Rating Services, Moody’s Investors Services, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. The Target Fund considers debt securities to be below investment grade quality if they are rated below Baa by Moody’s Investors Services, Inc., or below BBB by Standard & Poor’s Rating Services, or non-rated securities considered by the Adviser to be appropriate investments for the Target Fund. Each Fund will principally invest in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers.
In complying with the 80% investment requirement, each Fund may invest in derivatives that have economic characteristics similar to each Fund’s direct investments that are counted toward the 80% investment requirement. These derivative instruments may include forward currency contracts, to mitigate the risk of foreign currency exposure, and credit default swaps and credit default swap indexes, to gain or reduce exposure to an asset class or a particular issuer.
The Target Fund may invest up to 30% of its total assets in foreign securities. The Acquiring Fund may invest up to 25% of its total assets in foreign securities.
In selecting securities, the portfolio managers of each Fund focus on junk bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. Before purchasing securities, the portfolio managers of each Fund conduct a bottom-up fundamental analysis of an issuer that involves an evaluation by a team of credit analysts of an issuer’s financial condition. The fundamental analysis is supplemented by (i) an ongoing review of the securities’ relative value compared with other junk bonds, and (ii) a top-down analysis of sector and macro-economic trends.
The portfolio managers of each Fund attempt to control each Fund’s risk by (i) limiting the Fund’s portfolio asserts that are invested in any one security, and (ii) diversifying the Fund’s portfolio holdings across different industries. The portfolio managers will consider selling a security if (1) there appears to be a deterioration in a security’s risk profile, or (2) they determine that other securities offer better value.
Portfolio Management (No change)

Target Funds	Acquiring Fund
Invesco V.I. High Yield Securities Fund	Invesco V.I. High Yield Fund
Darren Hughes	Darren Hughes
Scott Roberts	Scott Roberts

Invesco V.I. High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Historical Performance
The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of November 30, 2012.

Average Annual Total Returns
Target Funds	1 Year	5 Years	10 Years
Invesco V.I. High Yield Fund (Acquiring Fund) – Series I (inception date: May 1, 1998)
Return Before Taxes	17.65%	8.51%	9.56%
Invesco V.I. High Yield Securities Fund (Target Fund) – Series 1 (inception date: March 9, 1984) [1]
Return Before Taxes	20.23%	7.95%	9.06%

1.	The returns shown for periods prior to June 1, 2010 are those of a predecessor fund that was advised by Morgan Stanley Investment Advisors Inc. and was reorganized into the Target Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Target Fund. The returns of the Target Fund are different from the predecessor fund as they had different expenses.
Fund Assets
As of June 30, 2012, Invesco V.I. High Yield Securities Fund (Target Fund) had net assets of approximately $25,699,311, compared to net assets of Invesco V.I. High Yield Fund (Acquiring Fund) of approximately $95,116,196.

Invesco V.I. High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Expenses
The table below provides a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.

Expense Table*
			Combined Pro
			Forma
Current			Target Fund +
	Target Funds		Acquiring Fund
	Invesco V.I.	Acquiring Fund	(assumes
	High Yield	Invesco V.I.	Reorganization
	Securities Fund	High Yield Fund	is completed)
	Series I	Series I	Series I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%	0.63%	0.63%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	1.25%	0.43%	0.38%
Total Annual Fund Operating Expenses	1.67%	1.06%	1.01%
Fee Waiver and/or Expense Reimbursement	None	0.26%[1]	0.21%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.67%	0.80%	0.80%

*	Expense ratios reflect annual fund operating expenses for the fiscal year (disclosed in the Funds’ current prospectuses) of the Target Fund (December 31, 2011) and the Acquiring Fund (December 31, 2011). Pro forma numbers are estimated as if the Reorganization had been completed as of January 1, 2011 and do not include the estimated costs of the Reorganization. The estimated Reorganization costs that the Target Fund will bear are $50,000. Invesco Advisers estimates that shareholders will recoup these costs through reduced direct expenses in 9 months. For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

1.	The Acquiring Fund’s Adviser, has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

2.	Effective upon the closing of the Reorganization, the Adviser has contractually agreed, through at least two years from the closing of the Reorganization, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco Advisers agrees to amend or continue the fee waiver agreement, it will terminate no earlier than two years from the closing of the Reorganization.

Invesco V.I. High Yield Securities Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect. Thus, while there can be no assurances that the U.S. Internal Revenue Service (“IRS”) will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganization.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The purchase and redemption procedures employed by the Target Fund and the Acquiring Fund are the same.
When is the Reorganization expected to occur?
If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around April 29, 2013.
Comparison of Principal Risks of Investing in the Funds
The table below describes the principal risks that may affect each Fund’s investment portfolio. The principal risks of the Target Fund and the Acquiring Fund are similar.

Principal Risk	Funds Subject to Risk
Foreign Securities Risk. Developing/Emerging Markets Securities Risk. Management Risk. Market Risk. Derivatives Risk. Synthetic Securities Risk.	Acquiring Fund & Target Fund

Public Bank Loans.	Target Fund
Convertible Securities Risk.
Defaulted Securities Risk.
Lower Rated Securities (Junk Bond) Risk.
Defaulted Securities Risk.
Preferred Securities Risk.

Reinvestment Risk.	Acquiring Fund
Credit Risk.
High Yield Bond (Junk Bond) Risk.
Interest Rate Risk.
For fund specific questions related to this reorganization, please contact the Product Managers, Jessica Huang at (212) 652-4256 or Adam Schrier at (212) 278-9728.